UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.            )

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[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[X]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

FULTON FINANCIAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ATTN: SHAREHOLDER SERVICES P.O. BOX 4887 ONE PENN SQUARE LANCASTER, PA 17604

Your Vote Counts!

FULTON FINANCIAL CORPORATION

2021 Annual Meeting
Please vote your shares by May 24, 2021 11:59 PM ET.
For shares held in a Plan, please vote your Plan shares by
May 20, 2021 11:59 PM ET.

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You invested in FULTON FINANCIAL CORPORATION and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 25, 2021.

Get informed before you vote
View the Combined Document, Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 11, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* May 25, 2021 10:00 a.m.

Virtually at: www.virtualshareholdermeeting.com/FULT2021

*	Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Board
Voting Items		Recommends
1.	Election of Directors
Nominees:
1a.	Jennifer Craighead Carey	For
1b.	Lisa Crutchfield	For
1c.	Denise L. Devine	For
1d.	Steven S. Etter	For
1e.	Carlos E. Graupera	For
1f.	George W. Hodges	For
1g.	George K. Martin	For
1h.	James R. Moxley III	For
1i.	Curtis J. Myers	For
1j.	Scott A. Snyder	For
1k.	Ronald H. Spair	For
1l.	Mark F. Strauss	For
1m.	Ernest J. Waters	For
1n.	E. Philip Wenger	For
2.	NON-BINDING “SAY-ON-PAY” RESOLUTION TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS FOR 2020.	For
3.	TO RATIFY THE APPOINTMENT OF KPMG LLP AS FULTON FINANCIAL CORPORATION’S INDEPENDENT AUDITOR FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021.	For

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